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SCHEDULE 14A

    (Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Under Rule 14a-12
SALEM COMMUNICATIONS CORPORATION
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

4880 Santa Rosa Road, Suite 300
Camarillo, CA 93012
(805) 987-0400

     April 27, 2001

Dear Stockholder:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Salem Communications Corporation ("Salem"), scheduled to be held on Wednesday, June 6, 2001 at the Ronald Reagan Presidential Library, 40 Presidential Drive, Simi Valley, California, at 10:00 a.m. local time. As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, stockholders will be asked to vote on the election of directors for Salem. Directors and executive officers of Salem will be present at the Annual Meeting to respond to questions that our stockholders may have regarding the business to be transacted.

    We urge you to vote your proxy as soon as possible. Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting in person, I urge you to sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

    On behalf of the board of directors and all of the employees of Salem, I wish to thank you for your support.

                      Sincerely yours,

                      STUART W. EPPERSON
                       Chairman of the Board

                      EDWARD G. ATSINGER III
                       President and Chief Executive Officer

    If you have any questions concerning the Proxy Statement or accompanying proxy card or if you need any help in voting your stock, please telephone Jonathan L. Block of Salem at (805) 987-0400.

PLEASE SIGN, DATE AND RETURN
THE ENCLOSED PROXY CARD TODAY.

4880 Santa Rosa Road, Suite 300
Camarillo, CA 93012
(805) 987-0400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 6, 2001

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Salem Communications Corporation ("Salem") will be held on Wednesday, June 6, 2001 at the Ronald Reagan Presidential Library, 40 Presidential Drive, Simi Valley, California, at 10:00 a.m. local time, subject to adjournment or postponement by the board of directors, for the following purposes:

  1.
  To elect seven persons to the board of directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

  2.
  To transact such other business as may properly come before the Annual Meeting or any or all adjournments or postponements thereof.

    Only holders of record of Salem's Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share, on Monday, April 16, 2001, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by (i) filing with the Corporate Secretary of Salem, prior to the commencement of the Annual Meeting, either a written notice of revocation or a duly executed proxy bearing a later date or (ii) by voting in person at the Annual Meeting.

    If you plan to attend the Annual Meeting, we would appreciate your response by indicating so at the appropriate place on the proxy card enclosed.

                      By order of the board of directors

                      JONATHAN L. BLOCK
                       Corporate Secretary

Camarillo, California
April 27, 2001

YOUR VOTE IS IMPORTANT
TO VOTE YOUR SHARES, PLEASE SIGN AND DATE THE ENCLOSED PROXY
CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

SALEM COMMUNICATIONS CORPORATION
4880 Santa Rosa Road, Suite 300
Camarillo, CA 93012
(805) 987-0400

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 6, 2001

INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation by the board of directors (the "board" or the "board of directors") of Salem Communications Corporation, a Delaware corporation ("Salem" or the "company"), of proxies for use at the 2001 Annual Meeting of Stockholders of the company (the "Annual Meeting") scheduled to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

  General

    At the Annual Meeting, the stockholders of the company are being asked to consider and to vote upon the election of the seven directors nominated by the company's board of directors to serve until the annual meeting of stockholders to be held in the year 2002. For information regarding the proposal regarding the election of directors, see the section of this Proxy Statement entitled "ELECTION OF DIRECTORS." Shares represented by properly executed proxies received by the company will be voted at the Annual Meeting in the manner specified therein or, if no instructions are marked on the enclosed proxy card, FOR each of the director nominees identified on such card for such directors as the holder of such shares is entitled to vote. Although management does not know of any matter other than the election of directors to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters that may properly come before the Annual Meeting.

    Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by (i) filing with the Corporate Secretary of the company, prior to the commencement of the Annual Meeting, a duly executed instrument dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

    The mailing address of the principal executive offices of the company is 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012, and its telephone number is (805) 987-0400. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is April 27, 2001.

  Record Date and Voting

    Only stockholders of record on Monday, April 16, 2001 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. There were outstanding on the Record Date 17,902,392 shares of Class A common stock, par value $0.01 per share ("Class A common stock"), and 5,553,696 shares of Class B common stock, par value $0.01 per share ("Class B common stock"), of the company (the Class A common stock and the Class B common stock are collectively referred to as the "common stock"). Each share of outstanding Class A common stock is entitled to one vote on each matter to be voted on at the Annual Meeting and each share of outstanding Class B common stock is entitled to ten votes on each matter to be voted on at the Annual Meeting, except that, as provided in the company's Amended and Restated Certificate of Incorporation, the holders of Class A common stock shall be entitled to vote as a class, exclusive of the holders of the Class B common stock, to elect two "Independent Directors." The two Independent Directors shall be elected by a plurality of the votes of the shares of Class A common stock present in person or represented by proxy and entitled to vote on the election of the Independent Directors; the remaining five directors will be elected by a plurality of the votes of the shares of Class A and Class B common stock present in person or represented by proxy and entitled to vote on the election of such directors. For information regarding the election of the Independent Directors, see the section of this Proxy Statement entitled "ELECTION OF DIRECTORS."

    The presence, in person or by proxy, of the holders of at least a majority of the voting power of the stock issued and outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

    Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders other than the election of directors, thus having the effect of a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Any stockholder proposals that properly come before the Annual Meeting require in general, the affirmative vote of a majority of the voting power of the shares of Class A and Class B common stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter.

  Solicitation

    The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be paid by the company. Following the mailing of this Proxy Statement, directors, officers and other employees of the company may solicit proxies by mail, telephone, facsimile or other electronic means or by personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Class A common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the company for their reasonable charges and expenses in connection therewith. In addition, the company has retained proxy solicitor Proxy Express, Inc. to assist in the distribution of proxies and proxy solicitation materials.

DIRECTORS AND EXECUTIVE OFFICERS

  Directors

    The following table sets forth certain information as of April 20, 2001, except where otherwise indicated, with respect to the directors of the company.

    Each of the directors of the company serves a one-year term and all directors are subject to re-election at each annual stockholders' meeting.

Name of Director	Age	First Became Director of Company	Position Held with the Company
Stuart W. Epperson	64	1986	Chairman of the Board
Edward G. Atsinger III	61	1986	President, Chief Executive Officer and Director
Eric H. Halvorson	52	1988	Director
Roland S. Hinz	62	1997	Director
Donald P. Hodel	65	1999	Director
Richard A. Riddle	56	1997	Director
Joseph S. Schuchert	72	1999	Director

    Set forth below is certain information concerning the principal occupation and business experience of each of the directors during the past five years.

    Mr. Epperson has been Chairman of Salem since its inception. Mr. Epperson has been engaged in the ownership and operation of radio stations since 1961. In addition, he is a member of the board of directors of the National Religious Broadcasters. Mr. Epperson is married to Nancy A. Epperson who is Mr. Atsinger's sister.

    Mr. Atsinger has been President, Chief Executive Officer and a director of Salem since its inception. He has been engaged in the ownership and operation of radio stations since 1969 and is a member of the board of directors of the National Religious Broadcasters.

    Mr. Halvorson has been a director of Salem since 1988. Mr. Halvorson is currently a Visiting Lecturer at Pepperdine University. Mr. Halvorson was Chief Operating Officer of Salem from 1995 to 2000 and Executive Vice President of the company from 1991 to 2000. From 1991 to 2000, Mr. Halvorson also served as General Counsel to the company. Mr. Halvorson was the managing partner of the law firm of Godfrey & Kahn, S.C.-Green Bay from 1988 until 1991. From 1985 to 1988, he was Vice President and General Counsel of Salem. From 1976 until 1985, he was an associate and then a partner of Godfrey & Kahn, S.C.-Milwaukee. Mr. Halvorson was a Certified Public Accountant with Arthur Andersen & Co. from 1971 to 1973.

    Mr. Hinz has been a director of Salem since September 1997. Mr. Hinz has been the owner, President and Editor-in-Chief of Hi-Torque Publishing Company, a publisher of magazines covering the motorcycling and biking industries, since 1981. Mr. Hinz is also the managing member of Hi-Favor Broadcasting, LLC, the licensee of radio station KLTX-AM, Long Beach, California, which was acquired from Salem in August 2000, as described in the section of this Proxy Statement entitled "RELATED PARTY TRANSACTIONS—KLTX-AM." He is active in a number of non-profit organizations and serves as Chairman of the Fund Development Committee of English Language Institute China. Mr. Hinz also serves on the board of directors of the Association of Community Education, Inc. a not-for-profit corporation operating radio station KLTX-AM, Long Beach, California. Mr. Hinz also serves on the boards of directors of Gordon Conwell Theological Seminary, Truth for Life, and Lake Avenue Congregational Church.

    Mr. Hodel has been a director of Salem since May 1999. Mr. Hodel is a founder and has been the Managing Director of Summit Group International, Ltd., an energy and natural resources consulting firm, since 1989. He has served as Vice Chairman of Texon Corporation, an oil and natural gas marketing company, since 1994. Mr. Hodel served as President of the Christian Coalition from June 1997 to January 1999 and as Executive Vice President of Focus on the Family from January 1996 to August 1996. Mr. Hodel currently serves on the boards of directors of Integrated Electrical Services, Inc., Eagle Publishing, Inc. and Focus on the Family. During the Reagan Administration, Mr. Hodel served as Secretary of Energy and Secretary of the Interior.

    Mr. Riddle has been a director of Salem since September 1997. Mr. Riddle is an independent businessman specializing in providing financial assistance and consulting to manufacturing companies. Since 1991 he has been the President of Richray Industries, a holding company for various manufacturing companies. He was President and majority stockholder of I. L. Walker Company from 1988 to 1997 when the company was sold. He also was Chief Operating Officer and majority stockholder of Richter Manufacturing from 1970 to 1987.

    Mr. Schuchert has been a director of Salem since May 1999. He was a founder of the investment firm Kelso & Company, Inc. in 1970 and served as its Chairman and Chief Executive Officer through December 1997 and Chairman since January 1998. Mr. Schuchert currently serves on the boards of directors of American Standard Corporation, Earl M. Jorgensen Company, the United States Chamber of Commerce and St. Vincent College. He is Director Emeritus of Carnegie Mellon University.

  Committees of the Board of Directors

    The company's board of directors has a standing Audit Committee, Compensation Committee and Stock Option Committee. The company does not have a separate nominating committee because such functions are performed by the entire Board of Directors.

    The Audit Committee met once each quarter beginning May 24, 2000. Prior to that time, all decisions that would otherwise have been made by the Audit Committee were instead considered by the full Board of Directors. The Audit Committee currently consists of Messrs. Riddle (Chairman), Hodel and Hinz. The Audit Committee's responsibilities are generally to assist the board in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the company and its subsidiaries. The Audit Committee also, among other things, oversees the company's financial reporting process, recommends to the board of directors the engagement of the company's independent auditors, monitors and reviews the quality, activities and functions of its independent auditors, and monitors the adequacy of the company's operating and internal controls as reported by management and internal auditors. The board of directors has adopted a written charter for the Audit Committee. This charter was attached as Appendix A to the proxy statement for the 2000 annual meeting of stockholders. The members of the Audit Committee are independent directors as defined under the National Association of Securities Dealers' listing standards.

    The Compensation Committee held no meetings during 2000. In the future, the Compensation Committee expects to meet annually and additional times as are necessary or advisable to achieve the purposes of the committee. The Compensation Committee currently consists of Messrs. Hinz (Chairman), Riddle and Schuchert. The Compensation Committee is authorized to review and approve compensation, including non-cash benefits, and severance arrangements for the company's officers and senior employees and to recommend to the board salaries, remuneration and other forms of additional compensation and benefits as it deems necessary. The Compensation Committee also administers the company's 1999 Stock Incentive Plan.

    The Stock Option Committee was established in February 2000 and did not meet during 2000. The Stock Option Committee was terminated on March 22, 2001, and its duties will be assumed by the Compensation Committee on a going-forward basis. The Stock Option Committee was authorized to make grants of stock options under the company's 1999 Stock Incentive Plan to non-executive employees of the company.

    All of the directors serving on the Audit Committee and the Compensation Committee are directors who are not employees of the company.

  Meetings of the Board of Directors

    There were four meetings of the board of directors in 2000. During 2000, Mr. Schuchert attended 25% of the total number of meetings of the board of directors. Each of the other directors attended all of the meetings of the board of directors.

  Compensation of Directors

    Directors' Fees.  Officers of Salem who also serve as directors do not receive compensation for their services as directors other than the compensation they receive as officers of Salem. Directors of Salem who are not also officers or employees of Salem receive $2,500 for attending each regular or special meeting of the board of directors and $500 for attending each regular or special meeting of any committee established by the board of directors (unless such committee meeting is held on the same day as a regular or special meeting of the board of directors). Directors of Salem are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to and attendance at board and board committee meetings.

    Stock Option Grants.  Directors of Salem who are not also officers or employees of Salem were granted 2,000 options each on September 6, 2000 to purchase shares of Salem's Class A common stock. These options vest after one year.

  Executive Officers

    Set forth below are the executive officers of the company, together with the positions currently held by those persons, as of April 20, 2001. The executive officers are elected annually and serve at the pleasure of the company's board of directors; however, the company has entered into employment agreements with Messrs. Atsinger and Epperson, which agreements are described under "COMPENSATION AND OTHER INFORMATION—Employment Agreements," below.

Name of Officer	Age	Position Held with the Company
Stuart W. Epperson	64	Chairman of the Board
Edward G. Atsinger III	61	President, Chief Executive Officer and Director
David A. R. Evans	38	Senior Vice President and Chief Financial Officer
Joe D. Davis	57	Senior Vice President, Operations
George Toulas	49	Senior Vice President, Special Projects
Jonathan L. Block	34	Vice President, General Counsel and Secretary
Eileen Hill	37	Vice President, Finance and Accounting
Rob Adair	43	Vice President, Operations
Dave Armstrong	55	Vice President, Operations and General Manager/KKLA-FM, KLTH-AM, KLTX-AM and KIEV-AM
Kenneth L. Gaines	62	Vice President, Operations
David Ruleman	54	Vice President, Operations and General Manager/WAVA-FM, WITH-AM and WABS-AM
Greg R. Anderson	54	President of Salem Radio Network
James R. Cumbee	48	President of Non-Broadcast Media

    Set forth below is certain information concerning the business experience during the past five years of each of the individuals named above (other than Messrs. Atsinger and Epperson see "—Directors," above).

    Mr. Evans has been Senior Vice President and Chief Financial Officer of Salem since September 2000. From 1997 to 2000 Mr. Evans served as Senior Vice President and Managing Director—Europe, Middle East, Africa of Warner Bros. Consumer Products in London, England. He also served at Warner Bros. Consumer Products in Los Angeles, California, as Senior Vice President—Latin America, International Marketing, Business Development from 1996 to 1997 and Vice President—Worldwide Finance, Operations, Business Development from 1992 to 1996. From 1990 to 1992 he served as Regional Financial Controller—Europe of Warner Bros. in London, England. Prior to 1990, Mr. Evans was an audit manager with Ernst & Young LLP in Los Angeles and worked as a U.K. Chartered Accountant for Ernst & Young LLP in London.

    Mr. Davis has been Senior Vice President of Salem since August, 2000. Prior to that time Mr. Davis was Vice President Operations of Salem since 1996 and General Manager of WMCA-AM since 1989. He was also the General Manager of WWDJ-AM since 1994. He has previously served as Vice President and Executive Director of Christian Fund for the Disabled as well as President of Practice Resources, Inc., Davis Eaton Corporation and Vintage Specialty Advertising company.

    Mr. Toulas has been Senior Vice President of Salem since August 2000. Mr. Toulas was Senior Vice President of the Saturn Division of Chancellor Media Corporation from 1997 to 2000. Prior to that time, Mr. Toulas spent 10 years with American Media Inc., where he held management positions at WOCL-FM in Orlando, Florida, WUBE-FM in Cincinnati, Ohio and WLIF-FM in Baltimore, Maryland.

    Mr. Block has been General Counsel since May 2000, Vice President since 1999 and Secretary since 1997. From 1995 to 2000 Mr. Block served as Associate General Counsel of Salem. Prior to 1995, Mr. Block was an associate at the law firm of Bothel, Long & McKisson in San Francisco, California. From 1998 to 2000, Mr. Block taught business law at Pepperdine University.

    Ms. Hill has been Vice President, Finance and Accounting of Salem since February 2000. From 1997 to 2000 she served as Vice President and Controller. She was Controller of Salem from 1996 to 1997. Ms. Hill joined Salem in 1994 as Accounting/Tax Manager. Prior to 1994, Ms. Hill was a Certified Public Accountant for the tax department of Ernst & Young LLP.

    Mr. Adair has been Vice President, Operations for Salem since August 2000. Prior to working for Salem, Mr. Adair was Senior Vice President at Renda Broadcasting for ten years. Prior to that time, Mr. Adair held sales and management positions in Oklahoma City with WKY Radio, KTOK Radio and the Oklahoma State University Sports Network.)

    Mr. Armstrong has been Vice President, Operations of Salem since 1996 and General Manager of KKLA-FM and KLTH-AM since 1994. He has also supervised operations of KLTX-AM since 1997 and of KIEV-AM since 1998. Mr. Armstrong has 28 years of radio broadcast experience and has been general manager of stations in Santa Ana and Orange, California.

    Mr. Gaines has been Vice President, Operations of Salem since 1994. Prior to that time, he served as General Manager of KKLA-FM from 1992 to 1994 and General Manager of WYLL-FM from 1990 to 1992. Mr. Gaines has been involved in the management of radio stations since 1964. He served as Executive Vice President of Commonwealth Communications from 1988 to 1990, Vice President of Penn Communications from 1985 to 1988, Executive Vice President of Broadstreet Communications from 1974 to 1985 and Vice President and General Manager of Metromedia from 1964 to 1974.

    Mr. Ruleman has been Vice President, Operations of Salem since 1999 and General Manager of WAVA-FM since 1992, WITH-AM since 1997 and WABS-AM since 2000. He was General Manager of

KPRZ-AM from 1986 to 1992. From 1973 to 1986, Mr. Ruleman served as Vice President of Palomar Broadcasting Corporation, a group owner of radio stations in Southern California.

    Mr. Anderson has been President of Salem Radio Network® since 1994. From 1993 to 1994, Mr. Anderson was the Vice President-General Manager of the network. Mr. Anderson was employed by Multimedia, Inc. from 1980 to 1993. After serving as general manager at Multimedia stations in Greenville, South Carolina, Shreveport, Louisiana and Milwaukee, Wisconsin, he was named Vice President, Operations, of the Multimedia radio division in 1987 and was subsequently appointed as Executive Vice President and group head of Multimedia's radio division.

    Mr. Cumbee has been the President of Non-Broadcast Media of Salem since January 2000. He was the President of Reach Satellite Network, Inc. in Nashville, Tennessee from 1996 through 1999. Salem purchased all of the shares of stock of Reach Satellite Network, Inc. in March 2000, as described in the section of this Proxy Statement entitled "RELATED PARTY TRANSACTIONS—Reach Satellite Network." From 1990 to 1996 he served as Vice President of Disney Vacation Development Company.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

  Summary Compensation Table

    The following table sets forth all compensation paid by the company for 2000, 1999 and 1998 to the company's Chief Executive Officer and the four highest paid executive officers of the company serving as of December 31, 2000 plus one additional individual who would have been among the four highest paid executives but is no longer serving as an executive officer (the "Named Executive Officers").

Annual Compensation
Name and Principal Positions	Year	Salary		Bonus		Other Annual Compensation		All Other Compensation
Edward G. Atsinger III President, Chief Executive Officer and Director	2000 1999 1998	$500,000 516,667 400,000		$	— — 250,000	$	— — —	$	— — —
Stuart W. Epperson Chairman of the Board	2000 1999 1998	500,000 516,667 400,000			— — 288,000		— — —		— — —
Eric H. Halvorson Director and former Executive Vice President and Chief Operating Officer	2000 1999 1998	280,962 358,333 285,000	(1)		— 100,000 87,500		— — —		1,325 1,739,384 570	(2) (3) (2)
Joe D. Davis Senior Vice President, Operations	2000 1999 1998	226,345 184,486 172,362			40,000 35,000 20,000		— — —		2,550 2,500 329	(2) (2) (2)
Dave Armstrong Vice President, Operations	2000 1999 1998	210,739 207,212 175,658			20,000 40,000 38,000		— — —		2,550 2,500 876	(2) (2) (2)
Greg R. Anderson President of Salem Radio Network	2000 1999 1998	176,465 171,888 162,300			40,000 10,000 —		— — —		2,550 2,500 1,000	(2) (2) (2)

(1)
Includes payment of accrued vacation paid in connection with the termination of employment.
(2)
Represents employer matching contributions to individuals' 401(k) accounts.
(3)
Includes employer matching contributions to Mr. Halvorson's 401(k) account, a grant of 75,000 shares of Class A common stock at fair market value of $900,000 and a cash bonus paid equal to the individual income tax liability incurred by Mr. Halvorson in connection with the stock grant.

Stock Option Grants

    The following table sets forth information regarding grants of stock options under the 1999 Stock Incentive Plan by the company during 2000 to Named Executive Officers.

Option Grants in Last Fiscal Year
Initial Grants
Number of Shares of Class A Common Stock Underlying Options Granted (#)
Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term
Percent of Total Options Granted to Employees in Fiscal Year
Exercise or Base Price ($/SH)
Expiration Date
Name					5% ($)	10% ($)
Edward G. Atsinger III	—	—	—	—	—	—
Stuart W. Epperson	—	—	—	—	—	—
Eric H. Halvorson	—	—	—	—	—	—
Joe D. Davis	10,000	9.1%	$11.81	09/06/2010	$74,288	$188,261
Dave Armstrong	—	—	—	—	—	—
Greg R. Anderson	—	—	—	—	—	—

  Employment Agreements

    Edward G. Atsinger III and Stuart W. Epperson entered into employment agreements with Salem effective as of August 1, 1997 and as amended effective as of May 19, 1999, pursuant to which Mr. Atsinger will serve as President and Chief Executive Officer of Salem and Mr. Epperson will serve as chairman of Salem for an initial period expiring July 31, 2001. Pursuant to the employment agreements, each of Messrs. Atsinger and Epperson will be paid an annual base salary and an annual bonus determined at the discretion of the board of directors. Effective as of January 1, 2000, the annual base salary payable to each of Messrs. Atsinger and Epperson is $600,000. Both Messrs. Atsinger and Epperson agreed to a reduction in salary for 2000 in the amount of $100,000; as such, the actual 2000 salary paid to Messrs. Atsinger and Epperson was $500,000. Messrs. Atsinger's and Epperson's employment agreements provide that, in the event of a termination of employment by Salem without cause (or a constructive termination by Salem) during the initial term of employment, Salem will pay a severance benefit in the form of salary continuation payments for the longer of six months or the remainder of the initial term, plus accrued bonus through the date of termination. Following the initial term of employment, a termination of employment by Salem without cause (or a constructive termination by Salem) or a failure by Salem to renew the initial or any subsequent term of employment for an additional annual term would entitle Messrs. Atsinger and Epperson to three months of severance plus accrued bonus through the date of termination.

    Additionally, the employment agreements with Messrs. Atsinger and Epperson provide Salem with a right of first refusal on corporate opportunities, which includes acquisitions of radio stations in any market in which Salem is interested, and includes a noncompete provision for a period of two years from the cessation of employment with Salem and a nondisclosure provision which is effective for the term of the employment agreement and indefinitely thereafter.

    Eric H. Halvorson entered into an employment agreement with Salem pursuant to which he served as Executive Vice President of Salem. Effective as of January 1, 2000 his annual salary was $350,000. His employment agreement had a term through December 2003. Mr. Halvorson resigned on August 15, 2000 and he terminated this agreement. On the same date, Mr. Halvorson entered into a consulting agreement with Salem. See "RELATED PARTY TRANSACTIONS—Consulting Agreement with Eric H. Halvorson."

  401(k) Plan

    The company adopted a 401(k) savings plan in 1993 for the purpose of providing, at the option of the employee, retirement benefits to full-time employees of the company and its subsidiaries. Participants are allowed to make nonforfeitable contributions to the savings plan of up to 15% of their annual salary, but may not exceed the annual maximum contribution limitations established by the Internal Revenue Service. The company currently matches 25% of the amounts contributed by each participant but does not match participants' contributions in excess of 6% of their compensation per pay period. The company made a contribution of $320,000 to the 401(k) savings plan during 2000.

  Compensation Committee Interlocks and Insider Participation

    The company's Compensation Committee consists of Messrs. Hinz (Chairman), Riddle and Schuchert. No member is, or formerly was, an officer or employee of the company or any of its subsidiaries and neither had any relationship with the company requiring disclosure herein under applicable rules. In addition, to the company's knowledge, no executive officer or director of Salem has served as a director or a member of the compensation committee of another entity that requires disclosure herein under applicable rules.

AUDIT COMMITTEE REPORT

    The Audit Committee reviews the company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the financial reporting process. The company's independent auditors are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The Audit Committee's responsibility is to monitor and oversee these processes.

    In connection with these responsibilities, the Audit Committee met with management and the independent auditors to review and discuss the audited December 31, 2000 financial statements. The Audit Committee also discussed with the independent auditors the matters required by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent auditors required by Independent Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence from the company and its management. The Audit Committee has also considered whether the independent auditors provision of non-audit services to the company is compatible with the auditor's independence.

    Based upon the Audit Committee's discussions with management and the independent auditors, the Audit Committee's review of the representations of management and the independent auditors, the Audit Committee recommended that the board of directors include the audited consolidated financial statements in the company's Annual Report on form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

                      AUDIT COMMITTEE
                      Richard A. Riddle (Chairman)
                      Donald P. Hodel
                      Roland S. Hinz

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The company's compensation program is administered by the Compensation Committee of the board of directors, which is composed of three outside, non-employee directors. Following review and approval by the Compensation Committee, issues pertaining to compensation benefits and severance arrangements for the company's key executives are submitted to the full board of directors for approval.

    The following is the Compensation Committee report addressing the compensation of the company's key executive officers for the 2000 fiscal year.

  Report of the Compensation Committee

    The primary function of the Compensation Committee is to oversee Salem's policies relating to executive compensation. The Compensation Committee's primary objectives are to attract and retain qualified individuals by providing competitive compensation and to encourage key management employees to conduct the affairs of the company in a manner that will directly benefit the company and its stockholders.

    The Compensation Committee's policy is to establish fair and competitive base salaries for the company's key executives. In fulfilling this role, the Compensation Committee intends to compare the salaries of Salem's executives with those with similar responsibilities at companies that are considered to be comparable in term of assets, net worth, revenue and operating cash flow. The Compensation Committee intends also to analyze the impact of a key executive's individual performance with respect to matters important to the interests of Salem and believes that outstanding performance merits increases in base salary, bonus consideration and stock-based incentives. The Compensation Committee believes that a direct relationship between an executive's compensation and that executive's contribution to the company's interests best serves the company's stockholders.

    Accordingly, the following principles are inherent in all of the Compensation Committee's considerations regarding compensation for key executives:

      1.  In order to attract and retain highly qualified and experienced personnel necessary to fulfill the objectives of the company, Salem must offer competitive compensation, including a competitive base salary, cash bonus incentives and stock-based incentives;

      2.  Cash compensation in excess of the employee's base salary should be tied to the individual's performance, the performance of the business unit for which the employee is responsible and the overall performance of the company; and,

      3.  The financial interest of the key executives of the company should be closely aligned with the financial interests of the company's stockholders.

    In 2000, the three primary forms of compensation paid or awarded to Salem's key management personnel were salary, cash bonuses and stock options. The base salaries for the Chairman and Chief Executive Officer in 2000 were provided for in their respective employment agreements with Salem. The Chairman's base salary for 2000 was $600,000. The Chief Executive Officer's base salary in 2000 was $600,000. The Chairman and Chief Executive Officer each agreed to a reduction in salary for 2000 in the amount of $100,000; as such, the actual 2000 salary paid to each of the Chairman and Chief Executive Officer was $500,000. Salary for all other key executives is reviewed periodically and adjusted as warranted in accordance with the company's principles regarding executive compensation outlined above.

    All additional cash compensation paid to key management employees in 2000 was tied to the performance of the individual, the business unit for which they were responsible and the company. The employment agreements for the Chairman and Chief Executive Officer each provide for additional cash bonuses that may be paid to such executive officers at the sole discretion of the board of directors. In 2000, neither the Chairman nor Chief Executive Officer received any cash bonus.

    The Compensation Committee believes that ownership of the Company's stock by key management more closely aligns the interest of key management to that of stockholders. In 2000, with the hiring of key employees of the Company and to further incentivize key employees, stock options were granted.

The stock options granted to the executives and other key employees in 2000 generally vest over 4 years and have an exercise price at an amount equal to or exceeding the fair market price of Salem's stock at the time of the grant. This approach is designed to increase stockholder value over a long term, since the full benefit of the compensation package cannot be realized unless the stock price appreciation occurs over a number of years.

    The Internal Revenue Code ("Code") contains a provision that limits the tax deductibility of certain compensation paid to certain executive officers and disallows the deductibility of certain compensation in excess of $1,000,000 per year unless the compensation is considered "performance-based" pursuant to the rules established in the Code. Salem's policies and practices generally ensure the maximum deduction possible under the Code; however, the company reserves the right to forego any and all of the tax deduction if it is believed to be in the best overall interest of Salem and its stockholders.

                      COMPENSATION COMMITTEE
                      Roland S. Hinz (Chairman)
                      Richard A. Riddle
                      Joseph S. Schuchert

    The report of the Compensation Committee shall not be deemed incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

  Stock Price Performance Graph

    The graph below compares the cumulative total stockholder return of the company's Class A common stock with the cumulative total return of the Nasdaq National Market System equity index and the Paul Kagan Associates, Inc. Radio Station Average index since July 1, 1999, when the company's Class A common stock was first registered under the Exchange Act, through December 31, 2000. The company's Class B common stock is not publicly traded and is not registered. The graph assumes that the value of an investment in the Company's Class A common stock and each index was $100 on July 1, 1999 and that any dividends were reinvested. No cash dividends have been declared on the company's Class A common stock since the initial public offering. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

COMPARISON OF CUMULATIVE RETURN(1)

(1)
Salem's Class A common stock returns were calculated based on the closing sales prices per share of the Class A common stock as follows: 7/1/99 (initial trading day), $25.50; 12/31/99, $22.625; 6/30/00, $9.2812; 12/31/00, $14.9375. The $22.50 per share initial public offering price of the company's Class A common stock was not used in calculating the Salem graph points.

    The stock price performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the company's Class A and Class B common stock as of April 1, 2001, by (i) each person believed by the company to be the beneficial owner of more than 5% of either class of the outstanding Class A or Class B common stock, (ii) each director, (iii) each of the Named Executive Officers and (iv) all directors and executive officers as a group.

							Percent of Votes of All Classes of Common Stock(2)
	Class A Common Stock			Class B Common Stock
Name and Address(1)	Number		% Vote(2)	Number		% Vote(2)
Stuart W. Epperson	4,317,029	(3)	24.11%	2,776,848	(4)	50.00%	43.69%
Nancy A. Epperson	4,317,029	(3)	24.11%	2,776,848	(4)	50.00%	43.69%
Edward G. Atsinger III	4,545,530	(5)	25.39%	2,776,848	(5)	50.00%	44.00%
Eric H. Halvorson	2,500	(6)	*	—		*	*
Roland S. Hinz	141,971	(7)	*	—		*	*
Donald P. Hodel	—		*	—		*	*
Richard A. Riddle	53,667	(8)	*	—		*	*
Joseph S. Schuchert	5,000		*	—		*	*
Joe D. Davis	1,000		*	—		*	*
Dave Armstrong	100		*	—		*	*
Greg R. Anderson	500		*	—		*	*
All directors and executive officers as a group (20 persons)	9,074,791		50.69%	5,553,696		100.00%	87.98%

*
Less than 1%.

(1)
The address for each person is c/o Salem Communications Corporation, 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012.

(2)
Percentage voting power is based upon 17,902,392 shares of Class A common stock and 5,553,696 shares of Class B common stock all of which were outstanding as of April 1, 2001, and the general voting power of one vote for each shares of Class A common stock and ten votes for each share of Class B common stock. For information regarding voting power, see the section of this Proxy Statement entitled "INFORMATION REGARDING VOTING AT THE ANNUAL MEETING—Record Date and Voting."

(3)
Includes shares of Class A common stock held by a trust of which Mr. Epperson is trustee and shares held directly by Mr. Epperson. As husband and wife, Mr. and Mrs. Epperson are each deemed to be the beneficial owner of shares held by the other and, therefore their combined beneficial ownership is shown in the table.

(4)
Includes shares of Class B common stock held directly by Mr. Epperson and shares held directly by Mrs. Epperson.

(5)
These shares of Class A and Class B common stock are held by trusts of which Mr. Atsinger is trustee.

(6)
These shares of Class A common stock are held by trusts for which Mr. Halvorson and his wife are trustees.

(7)
Includes 44,444 shares of Class A common stock held by a trust for which Mr. Hinz and his wife are trustees, 1,411 shares held by his wife and 444 shares held by his son. Mr. Hinz disclaims beneficial ownership of shares of Class A common stock held by his wife and his son.

(8)
Includes 44,778 shares of Class A common stock held by a trust for which Mr. Riddle is trustee.

RELATED PARTY TRANSACTIONS

  Leases With Principal Stockholders

    As of April 2001, the company leases the studios and tower and antenna sites described in the table below from Messrs. Atsinger and Epperson or trusts and partnerships created for the benefit of Messrs. Atsinger and Epperson and their families. All such leases have cost of living adjustments. Based upon management's assessment and analysis of local market conditions for comparable properties, the company believes that such leases do not have terms that vary materially from those that would have been available from unaffiliated parties.

Market	Station Call Letters	Facilities Leased	Current Rental Annual	Expiration Date(1)
Leases with both Messrs. Atsinger and Epperson:
Los Angeles, CA	KLTX-AM(2)	Antenna/Tower	$48,492	2002
Chicago, IL	WYLL-FM	Antenna/Tower	128,625	2009
San Francisco, CA	KFAX-AM	Antenna/Tower	152,700	2003
Philadelphia, PA	WFIL-AM/ WZZD-AM	Antenna/Tower/Studios	117,516	2004
Houston-Galveston, TX	KENR-AM KTEK-AM	Antenna/Tower Antenna/Tower	33,744 17,604	2005 2008
Seattle-Tacoma, WA	KGNW-AM KLFE-AM	Antenna/Tower Antenna/Tower	38,196 27,768	2002 2004
Minneapolis-St. Paul, MN	KKMS-AM/KYCR-AM	Antenna/Tower/Studios	141,624	2006
Pittsburgh, PA	WORD-FM	Antenna/Tower	28,464	2003
Denver-Boulder, CO	KRKS-AM/ KNUS-AM	Antenna/Tower Antenna/Tower	60,000 19,716	2009 2006
Cleveland, OH	WHK-AM	Antenna/Tower	35,724	2008
Portland, OR	KPDQ-AM/FM	Office/Studios Antenna/Tower	64,644 14,688	2002 2002
Cincinnati, OH	WTSJ-AM	Antenna/Tower	12,756	2007
Sacramento, CA	KFIA-AM	Antenna/Tower	86,496	2006
San Antonio, TX	KSLR-AM	Antenna/Tower Antenna/Tower	34,730 9,000	2007 2009
Akron, OH	WHLO-AM	Antenna/Tower	12,756	2007
Canton, OH	WHK-FM	Antenna/Tower	12,756	2007

			$1,097,999

Lease with Mr. Atsinger:
San Diego, CA	KPRZ-AM	Antenna/Tower	49,572	2002

			$1,147,571

(1)
The expiration date reported for certain facilities represents the expiration date assuming exercise of lease term extensions at Salem's option.

(2)
The company sold the radio station on August 22, 2000 and assigned its obligation under the lease to the new owner of the radio station.

    Rental expense paid by the company to Messrs. Atsinger and Epperson or trusts or partnerships created for the benefit of their families for 2000 amounted to approximately $1,300,000. Rental expense paid by the company to Mr. Atsinger or trusts created for the benefit of his family for 2000 amounted to approximately $50,000.

  Loan to Edward G. Atsinger III

    On December 31, 2000 the company loaned Edward G. Atsinger III $450,000. Such loan is repayable on demand, but in any event, not later than December 31, 2001. Interest will accrue at the rate of 8% per annum on the unpaid principal.

  Radio Stations Owned By The Eppersons

    Nancy Epperson, the wife of the Chairman of the Board, Stuart W. Epperson, has personally acquired four radio stations in the Norfolk-Virginia Beach-Newport News, Virginia market. Additionally, Mr. Epperson has personally acquired certain radio stations in the Greensboro-Winston-Salem, North Carolina market. These Virginia and North Carolina markets are not currently served by stations owned and operated by the company. Acquisitions in such markets are not part of the company's current business and acquisition strategies. Under his employment agreement, Mr. Epperson is required to offer the company a right of first refusal of opportunities related to the company's business.

  Reach Satellite Network

    In December 1999, the company agreed to purchase all of the shares of stock of Reach Satellite Network, Inc. ("RSN"), for $3.1 million. This transaction closed in March 2000. RSN owns and operates Solid Gospel, a radio broadcasting network that produces and distributes music programming to its own radio stations, WBOZ-FM and WVRY-FM, Nashville, TN, and to independent radio station affiliates. RSN also owns and operates SolidGospel.com, a web site on the Internet. James R. Cumbee owned 70% of the outstanding stock of RSN. Mr. Cumbee became Salem's President of Non-Broadcast Media effective January 2000.

  WGTK-AM

    In October 2000, the company purchased radio station WGTK-AM, Louisville, Kentucky, for $1,750,000 from Truth Broadcasting Corporation owned by Stuart W. Epperson, Jr., the son of the Chairman. At the time of the acquisition, the company received an independent appraisal of the radio station indicating that the price paid by the company for the radio station was no less favorable to the company than would have been available in a comparable transaction in arm's-length dealing with an unrelated third party.

  KLTX-AM

    In August 2000, the company sold radio station KLTX-AM, Long Beach, California, for $29,500,000 to a company owned by Roland S. Hinz, one of Salem's directors. The company received a fairness opinion indicating that the sale price for the radio station was fair from a financial point of view.

  Transportation Services Supplied By Atsinger Aviation

    From time to time, Salem rents an airplane and a helicopter from Atsinger Aviation LLC, which is owned by Edward G. Atsinger III. As approved by the independent members of Salem's board of directors, Salem rents these aircraft on an hourly basis at below-market rates and uses them for general corporate needs. In 2000, the company paid $149,000 to Atsinger Aviation for airplane and helicopter rental.

  Consulting Agreement With Eric H. Halvorson

    On August 15, 2000, Salem entered into a consulting agreement with Eric H. Halvorson, a current director and the former Executive Vice President and Chief Operating Officer of Salem for a term ending June 2001. Mr. Halvorson resigned as Executive Vice President and Chief Operating Officer on August 15, 2000 and he terminated his employment agreement on the same date. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION—Employment Agreements." Pursuant to this consulting agreement, Mr. Halvorson is to be paid $4,000 per month in cash and is to receive $538 per month in medical benefits.

ELECTION OF DIRECTORS

    At the Annual Meeting, stockholders of the company will be asked to vote on the election of seven directors. Two nominees are nominated as "Independent Directors" and shall be elected by the holders of Class A common stock as a class, exclusive of all the Class B stockholders. Donald P. Hodel and Joseph S. Schuchert have been nominated as the Independent Directors. The nominees receiving the highest number of votes of shares entitled to vote for such directors at the Annual Meeting will be elected directors of the company. To fill these board positions, unless indicated to the contrary, the enclosed proxy will be voted FOR the nominees listed below, and listed on the enclosed proxy card for whom the stockholder is entitled to vote. All directors elected at the Annual Meeting will be elected to one-year terms and will serve until the annual meeting of stockholders to be held in the year 2002 and until their successors have been duly elected and qualified.

    Set forth below are the names of persons nominated by the company's board of directors for election as directors at the Annual Meeting. Your proxy, unless otherwise indicated, will be voted FOR each of the directors for whom you are entitled to vote, that is, as a Class A common stock holder FOR Messrs. Epperson, Atsinger, Halvorson, Hinz, Hodel, Riddle and Schuchert; and as a Class B common stock holder FOR Messrs. Epperson, Atsinger, Halvorson, Hinz and Riddle. For a description of the nominees principal occupation and business experience during the last five years and present directorships, please see "DIRECTORS AND EXECUTIVE OFFICERS—Directors," above.

Name	Current Occupation	First Became Director of Company	Term as Company Director Expires
Stuart W. Epperson	Chairman of the Board of Salem	1986	2001
Edward G. Atsinger III	President and Chief Executive Officer of Salem	1986	2001
Eric H. Halvorson	Executive Vice President, Chief Operating Officer and General Counsel of Salem	1988	2001
Roland S. Hinz	Owner, President and Editor-in-Chief of Hi-Torque Publishing	1997	2001
Donald P. Hodel	Managing Director of Summit Group International Ltd.	1999	2001
Richard A. Riddle	Consultant/Independent Businessman	1997	2001
Joseph S. Schuchert	Chairman of Kelso & Company, Inc.	1999	2001

    The company has been advised by each nominee named in this Proxy Statement that he is willing to be named as such herein and is willing to serve as a director if elected. However, if any of the nominees should be unable to serve as a director, the enclosed proxy will be voted in favor of the remainder of those nominees not opposed by the stockholder on such proxy and may be voted for a substitute nominee selected by the board of directors.

THE COMPANY'S RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Ernst & Young LLP ("E&Y") has been the independent certified public accounting firm for the company since 1991, and has been selected by the company to continue to serve as the accountants for the company for 2001. Representatives of E&Y are expected to attend the Annual Meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

  Audit Fees

    The aggregate fees billed by E&Y for professional services rendered for the audit of the company's financial statements for the year ended December 31, 2000 and the interim reviews of the financial statements included in the company's Forms 10-Q for 2000 were approximately $182,000.

  Financial Information Systems Design and Implementation Fees

    E&Y did not bill the company for any Financial Information Systems Design and Implementation services for fiscal year 2000.

  All Other Fees

    Audit Related Fees.  E&Y billed the company approximately $120,000 for audit related fees primarily consisting of audits of acquired radio stations and reviews of Forms 8-K filed during the fiscal year 2000.

    Other.  E&Y billed the company approximately $67,000 for various tax consulting projects during the fiscal year 2000.

STOCKHOLDERS' PROPOSALS FOR 2002 PROXY STATEMENT

    Any stockholder of the company wishing to have a proposal considered for inclusion in the company's proxy solicitation materials relating to the company's 2002 annual meeting of stockholders must, in addition to other applicable requirements, give notice of such proposal in writing to the Corporate Secretary of the company at its principal executive offices and such notice must be received on or before December 28, 2001. The proposal may be included in next year's proxy statement if it complies with certain rules and regulations promulgated by the Securities and Exchange Commission. The board of directors will review proposals from eligible stockholders which it receives by December 28, 2001 and will determine whether any such proposal will be included in its 2002 proxy solicitation materials.

OTHER MATTERS

    At the time of preparation of this Proxy Statement, the board of directors of the company was not aware of any other matters to be brought before the Annual Meeting. No eligible stockholder had submitted notice of any proposal 90 days before the date of the Annual Meeting. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

    Pursuant to the Bylaws of Salem, only such business shall be conducted, and only such proposals shall be acted upon at an annual meeting of stockholders as are properly brought before the meeting. For business to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, timely notice of the matter must first be given to the Corporate Secretary. To be timely, a stockholder's written notice must be delivered to the Corporate Secretary at the company's principal executive offices not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding annual meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, then notice of the stockholder proposal must be delivered to the Corporate Secretary not earlier than the 120th day nor later than the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. If such proposal is for a nominee for director, such stockholder's notice must set forth with respect to such director nominee all of the information relating to such person that is required to be disclosed in solicitations for elections of directors under the rules of the Securities and Exchange Commission; for any stockholder proposal, the notice must comply with Section 2.2 of Article II of the company's Bylaws (a copy of which is available upon request to the Corporate Secretary of the company), which section requires that the notice contain a brief description of such proposal and the reasons for conducting such business at the annual meeting, the name and address, as they appear on the company's books, of the stockholder making such proposal, the number of shares of Class A and Class B common stock beneficially owned by such stockholder and any material interest of such stockholder in such proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder and requirements of the National Association of Securities Dealers, officers and directors of the company and persons who beneficially own more than 10% of the common stock of the Company are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers and furnish to the company reports of ownership and change in ownership with respect to all equity securities of the company.

    Based solely on its review of the copies of such reports received by it during or with respect to the year ended December 31, 2000 and/or written representations from such reporting persons, the company believes that its officers, directors and ten-percent stockholders complied with all Section 16(a) filing requirements applicable to such individuals, except that David A.R. Evans failed to timely file a Form 4 for September 2000 to report a purchase of the company's Class A common stock. This purchase has since been reported on a Form 4 filed with the Securities and Exchange Commission in December 2000.

ANNUAL REPORT ON FORM 10-K

    The company's Annual Report to Stockholders for the year ended December 31, 2000, including audited financial statements, is being mailed to stockholders along with these proxy materials. The company's Annual Report on Form 10-K for the year ended December 31, 2000 as filed with the Securities and Exchange Commission (without exhibits) is available to stockholders without charge upon written request to the company. Exhibits to the Annual Report on Form 10-K may be obtained from the company upon payment of the company's reasonable expenses to furnish such exhibits. To obtain any of these materials, contact Jonathan L. Block, Salem Communications Corporation, 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012.

                      By order of the board of directors

                      JONATHAN L. BLOCK
                       Corporate Secretary

Camarillo, California
April 27, 2001

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

    If you have any questions, or have any difficulty voting your shares, please contact Jonathan L. Block of Salem at (805) 987-0400.

SALEM COMMUNICATIONS CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 6, 2001

Solicited on Behalf of the Board of Directors

    The undersigned hereby authorizes Edward G. Atsinger III and Jonathan L. Block, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class A Common Stock of Salem Communications Corporation, ("Salem"), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held at the Ronald Reagan Presidential Library, 40 Presidential Drive, Simi Valley, California 93065, on Wednesday, June 6, 2001, at 10:00 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.

    The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, April 27, 2001. All other proxies heretofore given by the undersigned to vote shares of Salem's Class A Common Stock are expressly revoked.

    The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If not otherwise directed, this proxy will be voted FOR the election as directors of all nominees nominated in Item 1 for which the stockholder is entitled to vote.

                  SALEM COMMUNICATION CORPORATION
                  P.O. BOX 11213
                  NEW YORK, NY 10203-0213

(Continued, and to be signed and dated on the reverse side.)

Detach Proxy Card Here
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THE BOARD OF DIRECTORS recommends a vote "FOR"

1.	To elect seven (7) members to the Board of Directors of Salem:	FOR all nominees / / listed below for whom stockholder is entitled to vote†	WITHHOLD / / AUTHORITY to vote for all nominees listed below for whom stockholder is entitled to vote†	*EXCEPTIONS / /
Nominees:	Edward G. Atsinger III	Eric H. Halvorson	Roland S. Hinz	Donald P. Hodel†
	Stuart W. Epperson	Richard A. Riddle	Joseph S. Schuchert†
† Messrs. Schuchert and Hodel are nominated as independent directors; only holders of Class A Common Stock are entitled to vote on the election of the two independent directors.
(INSTRUCTIONS. To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions
2.	At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.	I plan to attend the Annual Meeting / /
Change of Address and/or Comments Mark Here / /
Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.
Dated: , 2001
Signature(s) (Title(s), if applicable)
	Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	Votes MUST be indicated (x) in Black or Blue ink. /x/

Please Detach Here
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope
\/                                                 \/

SALEM COMMUNICATIONS CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 6, 2001

Solicited on Behalf of the Board of Directors

    The undersigned hereby authorizes Edward G. Atsinger III and Jonathan L. Block, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class B Common Stock of Salem Communications Corporation, ("Salem"), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held at the Ronald Reagan Presidential Library, 40 Presidential Drive, Simi Valley, California 93065, on Wednesday, June 6, 2001, at 10:00 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.

    The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, April 27, 2001. All other proxies heretofore given by the undersigned to vote shares of Salem's Class B Common Stock are expressly revoked.

    The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If not otherwise directed, this proxy will be voted FOR the election as directors of all nominees nominated in Item 1 for which the stockholder is entitled to vote.

                  SALEM COMMUNICATION CORPORATION
                  P.O. BOX 11213
                  NEW YORK, NY 10203-0213

(Continued, and to be signed and dated on the reverse side.)

Detach Proxy Card Here
\/                                                 \/

THE BOARD OF DIRECTORS recommends a vote "FOR"

1.	To elect five (5) members to the Board of Directors of Salem:	FOR all nominees listed / / below for whom stockholder is entitled to vote†	WITHHOLD / / AUTHORITY to vote for all nominees listed below for whom stockholder is entitled to vote	*EXCEPTIONS / /
Nominees:	Edward G. Atsinger III	Stuart W. Epperson	Eric H. Halvorson	Richard A. Riddle	Roland S. Hinz
† The holders of Salem's Class A Common Stock are entitled to vote on the election of two additional nominees as independent directors, Donald P. Hodel and Joseph S. Schuchert.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions:
2.	At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.	I plan to attend the Annual Meeting. / /
Change of Address and/or Comments Mark Here / /
Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.
Dated: , 2001
Signature(s) (Title(s), if applicable)
	Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	Votes MUST be indicated (x) in Black or Blue ink. /x/

Please Detach Here
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope
\/                                                 \/

QuickLinks

SCHEDULE 14A
Stockholder Letter
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS
INTRODUCTION
INFORMATION REGARDING VOTING AT THE ANNUAL MEETING
DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPARISON OF CUMULATIVE RETURN(1)
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
RELATED PARTY TRANSACTIONS
ELECTION OF DIRECTORS
THE COMPANY'S RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDERS' PROPOSALS FOR 2002 PROXY STATEMENT
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT ON FORM 10-K
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 6, 2001